UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Westfield Capital Large Cap Growth Fund

Westfield Capital Dividend Growth Fund

Semi-Annual Report	April 30, 2015

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
APRIL 30, 2015 (Unaudited)

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-454-0738; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2015 (Unaudited)

Dear Shareholder:

Domestic equities rose over the past six months. However, the pace of their advance was not uniform, and perhaps justifiably so, as investors had a lot to worry about. The U.S. Dollar’s strength has sullied the earnings outlooks of most multinational firms, and the dramatic collapse of crude oil prices has pushed Energy stocks into deeply negative territory. After the steady acceleration in 2014, the U.S. economy stalled in the first quarter of 2015, surprising investors and economists to the downside and placing a big question mark on the timing of the U.S. Federal Reserve’s first rate increase. At the same time, the economies of Europe, Japan, and even China have begun to show signs of improvement, as the massive Central Bank stimulus around the world is having an impact on global economies and risk assets. These factors led to a significant disparity in returns across all financial assets. Prices of long-term U.S. government bonds reached fresh highs, domestically-focused small capitalization stocks outpaced large capitalization multinationals, and Health Care stocks surged across the market capitalization spectrum, leaving economically-sensitive ones within Energy, Materials, and Industrials far behind. Within the Russell universe of indices, growth-style benchmarks considerably outperformed their value counterparts. The performance dichotomy highlighted investors’ sharpened focus on those segments that are able to deliver earnings growth against an uncertain economic backdrop.

The Westfield Capital Large Cap Growth Fund (the “Fund”) Institutional Class returned 4.48% for the six month period ending April 30, 2015 underperforming the Russell 1000® Growth Index (the “Index”), which gained 6.54%. Weakness in Information Technology, Industrials, and Financials offset strength in Health Care and Consumer Staples.

Information Technology detracted 116 basis points (bps) from relative returns. Software giant Microsoft Corporation was the sector’s biggest source of incremental weakness. We originally purchased the stock late in 2014 based on the premise that PC data points would come in better than expected, even following the end-of-life of Windows XP support. The company’s new Chief Executive Officer is focused on cutting costs, and we thought the company’s plans to move its Office software suite to a cloud-based platform would benefit the business. However, quarterly results posted at the end of January

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2015 (Unaudited)

disappointed investors, who in turn pummeled the stock. Given the company faces near term foreign exchange headwinds, macroeconomic weakness in China and Japan, and tough comparable same-store sales for its Windows XP operating system, we exited the position. EMC Corp., a developer of information technology infrastructure solutions, also detracted from performance. While the stock underperformed following the announcement of a standstill agreement with an activist shareholder in January and what was perceived to be a disappointing outlook issued during its analyst day in March, we remain attracted to the shares given the company is investing heavily in five growth areas, each of which could achieve sales in excess of one billion dollars. Additionally, the involvement of multiple activist investors could push for management and/or strategic changes, which would be welcomed by investors. Although internet search engine operator Baidu, Inc. reported fourth quarter results shy of consensus expectations and posted lighter-than-expected forward guidance in February, we maintain a position in the shares given our belief that the company should experience strong secular growth supported by Chinese Internet penetration, overall Chinese advertising marketing growth, and a continued shift in advertising budgets from offline to online platforms.

Industrials detracted 47 bps from relative returns. Manufacturer of heavy equipment and industrial engines and turbines Caterpillar Inc. was the sector’s biggest source of incremental weakness, suffering from an anticipated decline in its energy-related business due to the fall off in exploration and production capital expenditures. We view Caterpillar’s global franchise as one of the best among its industrial machinery peers. Current softness in the mining, oil, and gas end markets does not detract from the high quality nature of the company’s business, and we believe its high dividend yield, low capital expenditures, and high free cash flow should benefit the stock as demand for the company’s products improves. Precision Castparts Corp., a components manufacturer for aerospace and industrial gas turbine applications, also detracted from relative results. In mid-January, the company preannounced much-softer-than-expected fiscal third quarter results. Its Defense business segment has been softer than expected given weak aftermarket demand, and top client Rolls Royce’s restructuring and supply chain management initiatives have led to significant destocking. We view Precision Castparts as a very high quality business with a strong management team. The company carries peer-leading margins and returns and an under-levered balance sheet, and should have a relatively high

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2015 (Unaudited)

degree of visibility into forward earnings given its long-term contractual agreements with original equipment manufacturers.

Financials detracted 28 bps from relative returns. Added to the Fund in January were shares of Simon Property Group, Inc., a REIT that owns regional malls, outlet centers, and community centers. We believed the company was poised to benefit from positive consumer spending trends, driven by improving employment and lower gas prices. However, we sold the stock after we determined that, given signs of wage inflation and firming commodity prices, inflation could return quicker than Wall Street anticipates and interest rates could move higher. Also hurting incremental performance during the period were shares of Discover Financial Services, a credit card issuer and electronic payment services company which was added to the Fund in January. Shortly following the stock’s inclusion in the Fund, the company reported fourth quarter results shy of consensus expectations, which were due to the company’s reserve build. Despite the miss, we like Discover’s business mix, with 80% of revenues coming from the credit card segment, an area of secular growth powered by improving credit metrics and greater discretionary spending. Discover has been gaining market share from its industry peers, benefiting from its differentiated book of products, new card offerings, and new account growth. We believe the company should experience outsized earnings growth going forward, driven by credit card segment tailwinds, steady loan growth, and continued share buybacks.

Health Care contributed 64 bps to incremental performance. Endo International Plc, a developer of pharmaceutical products and medical devices, was the sector’s biggest source of relative gains. This Irish-domiciled, tax-advantaged company has undergone a meaningful transition, selling underperforming assets and executing a number of strategic bolt-on acquisitions. At an industry-wide conference held recently, management emphasized the strength of their generics pipeline, an area where Endo has strong pricing power, and highlighted their continued focus on growth through acquisitions. Despite the favorable fundamentals the company faces, we sold the stock given valuation concerns and used the proceeds to fund adds to existing positions in the sector. Actavis, a pharmaceutical firm focused on manufacturing generic and over-the-counter products, also contributed to excess gains. Early in 2015, the company pre-announced quarterly results, projecting earnings per share well ahead of consensus expectations. The guidance did not include accretion from the recent acquisition of

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2015 (Unaudited)

Allergan Inc., a transaction which we believe should not only boost the company’s earnings, but also drive a valuation multiple rerating for the stock. Actavis has a diversified top line and strong global footprint with sustainable commercial franchises.

Consumer Staples contributed 34 bps to relative results. Constellation Brands, Inc., a producer and distributor of alcoholic beverages, was the sector’s top driver of excess gains. The company reported better-than-expected quarterly results in early January that were highly encouraging, with very strong momentum in its beer segment. End market demand for Constellation’s beer is growing 8%, well outpacing the overall flattish category. We added to the position recently given our belief that the stock should benefit from the likely initiation of a dividend and continued margin expansion in its beer business. Membership warehouse retailer Costco Wholesale Corp. also enhanced relative returns. The company announced a special cash dividend in late January, and fiscal second quarter earnings posted in early March came in well ahead of Wall Street expectations. Costco continues to stand out from its large capitalization retail peers on account of its ability to drive sales growth, with strong traffic the primary factor.

According to the “advance” estimate released by the Bureau of Economic Analysis in the last week of April, real GDP increased at an annual rate of 0.2% in the first quarter of 2015, a significant decline compared to the 2.2% growth in the fourth quarter of 2014. Although the U.S. economy slowed markedly, we believe that some of this weakness is likely to be transient. In fact, important cyclical indicators, such as the ISM manufacturing index, new orders index, and jobless claims have been either steady or improving. We also think that we are likely to see a further pick-up in global growth, higher crude oil prices, and a weaker U.S. dollar in the second half of the year. We believe that cyclically-oriented companies levered to global growth have better earnings prospects against this macroeconomic backdrop. As ever, we endeavor to select companies that offer attractive growth supported by strong fundamentals, while trading at reasonable valuations.

Westfield Capital Management Company, L.P.

Definition of Comparative Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2015 (Unaudited)

Dear Shareholder:

Domestic equities rose in the past six months, but the pace of their advance was not uniform, and perhaps justifiably so, as investors had a lot to worry about. The U.S. dollar strength dampened the earnings outlooks of most multinational firms and the dramatic collapse of crude oil prices had a profound impact on the economy, financials assets, and investor sentiment. After the steady acceleration in 2014, the U.S. economy stalled in 2015, surprising investors and economists to the downside and placing a big question mark on the timing of the U.S. Federal Reserve’s first rate increase. According to the advance estimate released by the Bureau of Economic Analysis in the last week of April, real GDP increased at an annual rate of 0.2% in the first quarter of 2015, a significant decline compared to the 2.2% growth in the fourth quarter of 2014. At the same time, the economies of Europe, Japan, and even China appear to be on the mend, as the massive stimulus by central banks around the world is having an impact on global economies and risk assets. In Europe, GDP expectations were revised modestly up; the Euro managed to regain some ground versus the U.S. dollar and global yields jumped in the last week of April. These factors led to an increased volatility and a significant disparity in returns across all financial assets.

The Westfield Capital Dividend Growth Fund (the “Fund”) Institutional Class appreciated 3.39% in the six month period ending April 30, 2015, outperforming the NASDAQ Dividend Achievers Select Total Return Index, which returned 2.79%, and modestly underperforming the S&P 500 Index, which returned 4.40%. As of April 30, 2015, the dividend yield of the Fund was 2.3% and its 5-year dividend growth rate was 15.5%. The NASDAQ Dividend Achievers Select Total Return Index’s comparative metrics were 2.1% and 12.9%, respectively. The Fund delivered incremental gains across multiple economic sectors, particularly benefiting from investments in Health Care, Information Technology, and Energy. Our biggest relative detractor was the Consumer Staples sector.

Health Care represents an attractive space for dividend growth, and we have been finding underappreciated companies that are growing both earnings and dividends. The Fund owns several large capitalization pharmaceutical companies that fit our investment criteria for the Fund. The pharmaceuticals industry continues to be fueled by M&A activity and most transactions have been highly

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2015 (Unaudited)

accretive, with commercial scale and cost synergies representing the primary drivers of success. Generic and specialty pharmaceuticals company Teva Pharmaceutical Industries, for instance, which was one of the performance highlights during the period, has largely completed its turnaround process and is now on the hunt for accretive deals. Within medical services and technology, we prefer to focus on businesses that are relatively immune to some of the typical pressures and risks faced by health care companies, such as reimbursement and pricing risks. Cardinal Health, Inc., another strong performer during the period, is one of the three companies that together control 95% of the U.S. drug distribution industry. Increased generic drug distribution and aggregation of generic purchasing power represent a significant tailwind to the profitability of the drug distribution channel. Cardinal’s highly durable cash flow, combined with conservative balance sheet, has afforded the company an ample opportunity to allocate capital toward value-creating measures, such as acquisitions, dividend increases, and share buybacks.

We continue to be active in the Information Technology sector – the Fund’s exposure to the sector increased in the past six months with the purchase of two new investments. Information technology stocks outperformed during the period, with three broad themes driving the sector strength – the resurgence of semiconductors, the resilience of Apple’s iPhone revenue stream, and the comeback of the legacy technology companies, such as Microsoft, Cisco Systems, Inc., and Oracle. Analog Devices, Inc., a semiconductor company, was one of the best performers in the sector. This high margin, high ROE company, with a dominant market share position and long product cycles has several positive catalysts ahead. We believe Analog has won important content slots in upcoming Apple products. If our assumption is correct, the company’s revenue and earnings growth should show meaningful acceleration. Analog already pays a 2.5% dividend and a further ramp in FCF should lead to an increase in return of capital to shareholders. Apple and Microsoft are leaders in their space, reasonably valued and with enviable free cash flow that they can return to shareholders. While Apple’s iPhone revenues will likely peak in the first half of the year, we think other catalysts for growth remain, including the Apple watch, potential iTV launch, iPad refresh cycle, and improvements in capital allocation policy. New management at Microsoft is aggressively transitioning the company to the higher growth mobile and cloud segments. We believe the streamlining of operations, current cloud initiatives, and a

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2015 (Unaudited)

continued focus on return of capital to shareholders should provide further upside to current consensus earnings estimates.

The Fund’s Energy investments generated meaningful incremental gains. Energy companies were some of the broad market’s worst performers during the period, as the economic weakness in Europe and Asia, as well as the U.S. shale oil glut, impacted the industry’s supply and demand dynamics and put pressure on oil prices. However, our largest exposure to Energy is through oil & gas refining companies, and they continued to surprise to the upside, benefiting from weakness in crude oil prices. West Coast refiner Tesoro Corporation posted double-digit gains and was the best performer within the sector. While we continue to like the company’s fundamental characteristics, we sold our investment in the stock in late March based on our analysis of the company’s valuation and near-term appreciation potential. The proceeds were reinvested in shares of Marathon Petroleum Corporation, an attractively valued refiner that operates the Midwest, Gulf Coast, and Southeast regions of the U.S. Also added to the portfolio during the period were shares of Halliburton Company, a dominant provider of engineering and construction services to customers in the exploration and production of oil and natural gas. We have become incrementally more positive on those firms within the Energy patch that benefit from rising commodity prices. The oil rig count is already down over 40% year-to-date, and we think that a more balanced oil market will require higher oil prices to meet global demand. We are convinced that select service companies with strong management teams and solid balance sheets will gain share in this downturn and emerge stronger in 2016, helped by their superior capital allocation strategies and productivity.

The Consumer Staples sector was the only meaningful detractor from relative returns. The Fund’s long standing underweight of the sector was partially responsible for the performance shortfall. Many dividend investors hide in Staples stocks because of the defensive nature of the industry. Our analysis indicates that fundamentals in the food and beverage segment of Staples have been weak and the companies show little to no growth. We also think that one of the challenges in the sector remains valuations, and they are elevated for many companies in the group, according to our analysis. Historical data suggest that rising interest rates can negatively influence valuation multiples of Consumer Staples companies, a risk which contributes to our underweight of the group. Also

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2015 (Unaudited)

hurting performance results were some select investments within the sector. Archer-Daniels-Midland Company, which processes agricultural commodities and products, declined responding to investor concerns about profitability of the company’s ethanol and biodiesel business given the relative strength of the U.S. dollar and the downward crude oil price trend. The stock was sold.

Although the U.S. economy slowed markedly in the first months of 2015, we believe that some of this weakness is likely to be transient. In fact, important cyclical indicators, such as the ISM manufacturing index, new orders index, and jobless claims have been either steady or improving. There continues to be enormous cash on the sidelines parked in money markets earning around zero, and we once again saw the public pouring money into bond funds with interest rates near all-time lows. High dividend yield funds have attracted billions in assets in the last several years, but these funds often hold Utilities, REITs and MLPs – the “bond proxies” that are not likely to do well in a rising interest rate environment. If the Federal Reserve does indeed tighten in 2015, on the margin, liquidity will be tougher, favoring larger, high quality free cash flow generating companies.

Westfield Capital Management Company, L.P.

Definition of Comparative Indices

The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

NASDAQ Dividend Achievers Select Total Return Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2015 (Unaudited)

SECTOR WEIGHTINGS†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.8%**
	Shares	Value

CONSUMER DISCRETIONARY — 16.8%
Comcast, Cl A	92,045	$5,316,519
Delphi Automotive	54,460	4,520,180
Dollar Tree*	48,470	3,703,593
Home Depot	30,440	3,256,471
Priceline Group*	3,527	4,365,756
Twenty-First Century Fox ADR, Cl A	93,470	3,185,458
VF	41,086	2,975,859
Walt Disney	38,260	4,159,627
Whirlpool	14,305	2,511,958

		33,995,421

CONSUMER STAPLES — 6.4%
Coca-Cola Enterprises	68,970	3,062,958
Constellation Brands, Cl A	35,050	4,063,697
Costco Wholesale	20,230	2,893,901
Estee Lauder, Cl A	36,355	2,955,298

		12,975,854

ENERGY — 4.3%
Halliburton	55,325	2,708,159
Suncor Energy	100,020	3,260,652

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

ENERGY — continued
Valero Energy	48,180	$2,741,442

		8,710,253

FINANCIALS — 6.1%
Citigroup	100,970	5,383,721
Discover Financial Services	50,560	2,930,963
Simon Property Group REIT	5,680	1,030,863
State Street	37,360	2,881,203

		12,226,750

HEALTH CARE — 23.4%
AbbVie	110,900	7,170,794
Actavis*	24,560	6,947,042
Cardinal Health	44,970	3,792,770
Celgene*	54,040	5,839,562
Cooper	21,875	3,895,281
Jazz Pharmaceuticals*	34,832	6,224,478
Mylan*	57,010	4,119,543
Teva Pharmaceutical Industries ADR	110,450	6,673,389
Thermo Fisher Scientific	20,450	2,570,156

		47,233,015

INDUSTRIALS — 11.7%
AMETEK	39,100	2,049,622
Caterpillar	48,748	4,235,226
Nielsen	52,540	2,361,147
PACCAR	35,510	2,320,579
Precision Castparts	14,060	2,906,061
Textron	69,140	3,040,777
Union Pacific	32,290	3,430,167
United Continental Holdings*	54,150	3,234,921

		23,578,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares/Face Amount	Value

INFORMATION TECHNOLOGY — 27.4%
Adobe Systems*	41,010	$3,119,220
Analog Devices	30,420	1,881,173
Apple	95,471	11,948,196
ARM Holdings PLC ADR	39,020	1,989,630
EMC	137,910	3,711,158
Facebook, Cl A*	60,320	4,751,406
Google, Cl A*	7,112	3,902,852
Google, Cl C*	7,132	3,832,084
International Business Machines	18,030	3,088,359
Lam Research	37,290	2,818,378
MasterCard, Cl A	34,390	3,102,322
Salesforce.com*	63,930	4,655,383
ServiceNow*	27,340	2,046,672
Visa, Cl A	70,060	4,627,463

		55,474,296

MATERIALS — 3.7%
Dow Chemical	80,750	4,118,250
Monsanto	29,520	3,364,099

		7,482,349

TOTAL COMMON STOCK (Cost $147,272,959)		201,676,438

TIME DEPOSIT — 0.2%
Brown Brothers Harriman, 0.030%, 05/01/15 (Cost $458,501)	$458,501	458,501

TOTAL INVESTMENTS — 100.0% (Cost $147,731,460)		$202,134,939

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2015 (Unaudited)

Percentages are based on Net Assets of $202,174,610.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2015 (Unaudited)

SECTOR WEIGHTINGS†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.3%
	Shares	Value

CONSUMER DISCRETIONARY — 15.8%
Comcast, Cl A	47,620	$2,750,531
Gannett	70,140	2,407,205
Genuine Parts	27,720	2,490,642
Home Depot	24,180	2,586,777
Service International	97,780	2,706,550
Wyndham Worldwide	37,660	3,216,164

		16,157,869

CONSUMER STAPLES — 8.1%
Costco Wholesale	14,600	2,088,530
Dr Pepper Snapple Group	21,140	1,576,621
Kimberly-Clark	14,000	1,535,660
Mead Johnson Nutrition, Cl A	14,630	1,403,310
PepsiCo	17,500	1,664,600

		8,268,721

ENERGY — 6.6%
Halliburton	45,330	2,218,903
Marathon Petroleum	22,770	2,244,439
Valero Energy	40,460	2,302,174

		6,765,516

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

FINANCIALS — 8.8%
American International Group	45,040	$2,535,302
Crown Castle International REIT	24,460	2,043,144
First American Financial	58,080	2,020,603
Starwood Property Trust REIT	99,205	2,381,912

		8,980,961

HEALTH CARE — 19.0%
AbbVie	36,370	2,351,684
Bristol-Myers Squibb	34,100	2,173,193
Cardinal Health	33,650	2,838,041
GlaxoSmithKline ADR	61,750	2,849,762
Medtronic	35,350	2,631,808
Pfizer	80,670	2,737,133
Teva Pharmaceutical Industries ADR	64,730	3,910,987

		19,492,608

INDUSTRIALS — 14.4%
Alaska Air Group	33,900	2,171,634
Caterpillar	25,550	2,219,784
Deluxe	30,120	1,950,270
ManpowerGroup	24,400	2,082,052
Robert Half International	43,220	2,396,549
Snap-on	14,710	2,199,880
Union Pacific	16,630	1,766,605

		14,786,774

INFORMATION TECHNOLOGY — 17.6%
Analog Devices	35,860	2,217,582
Apple	32,452	4,061,368
Cisco Systems	91,530	2,638,810
Jack Henry & Associates	30,900	2,055,159
Microsoft	61,560	2,994,279

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares/Face Amount	Value

INFORMATION TECHNOLOGY — continued
Paychex	42,980	$2,079,802
Texas Instruments	37,190	2,016,070

		18,063,070

UTILITIES — 2.0%
American Water Works	37,970	2,070,124

TOTAL COMMON STOCK (Cost $82,965,230)		94,585,643

TIME DEPOSIT — 5.8%
Brown Brothers Harriman, 0.030%, 05/01/15 (Cost $5,910,643)	$5,910,643	5,910,643

TOTAL INVESTMENTS — 98.1% (Cost $88,875,873)		$100,496,286

Percentages are based on Net Assets of $102,453,524.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
APRIL 30, 2015 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Large Cap Growth Fund	Dividend Growth Fund

Assets:
Investments, at Value (Cost $147,731,460 and $88,875,873, respectively)	$202,134,939	$100,496,286
Receivable for Investment Securities Sold	7,354,575	4,046,502
Dividends Receivable	134,260	80,291
Prepaid Expenses	26,832	12,211
Receivable for Capital Shares Sold	26,093	3,564
Reclaim Receivable	1,353	9,285

Total Assets	209,678,052	104,648,139

Liabilities:
Payable for Investment Securities Purchased	7,083,705	2,099,313
Payable for Capital Shares Redeemed	225,000	—
Payable due to Adviser	105,318	56,561
Payable due to Administrator	20,556	10,090
Chief Compliance Officer Fees Payable	2,931	1,330
Payable due to Trustees	2,733	1,266
Payable due to Shareholder Servicing Agent (Investor Class Shares)	293	—
Other Accrued Expenses	62,906	26,055

Total Liabilities	7,503,442	2,194,615

Net Assets	$202,174,610	$102,453,524

Net Assets Consist of:
Paid-in Capital	$133,119,586	$85,527,709
Undistributed Net Investment Income	259,162	417,001
Accumulated Net Realized Gain on Investments	14,392,383	4,888,401
Net Unrealized Appreciation on Investments	54,403,479	11,620,413

	$202,174,610	$102,453,524

Institutional Class Shares:
Net Assets	$201,955,495	$102,205,945
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	14,488,352	9,549,101
Net Asset Value, Offering and Redemption Price Per Share	$13.94	$10.70

Investor Class Shares:
Net Assets	$219,115	$247,579
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15,588	23,037
Net Asset Value, Offering and Redemption Price Per Share	$14.06	$10.75

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
FOR THE SIX MONTH PERIOD
ENDED APRIL 30, 2015 (Unaudited)

STATEMENTS OF OPERATIONS
	Large Cap Growth Fund	Dividend Growth Fund

Investment Income
Dividends	$1,331,274	$1,165,532
Less: Foreign Taxes Withheld	(9,273)	(5,583)

Total Investment Income	1,322,001	1,159,949

Expenses
Investment Advisory Fees	668,391	367,820
Administration Fees	123,397	58,852
Trustees’ Fees	5,865	2,726
Chief Compliance Officer Fees	3,728	1,751
Shareholder Servicing Fees (Investor Class Shares)	335	70
Transfer Agent Fees	40,025	33,645
Registration Fees	17,485	14,530
Audit Fees	14,881	7,305
Legal Fees	12,178	5,761
Printing Fees	10,942	5,328
Custodian Fees	4,296	1,731
Insurance and Other Expenses	7,238	3,579

Total Expenses	908,761	503,098

Less:
Waiver of Investment Advisory Fees	(34,360)	(37,111)
Fees Paid Indirectly	(5)	(4)

Net Expenses	874,396	465,983

Net Investment Income	447,605	693,966

Net Realized Gain on Investments	14,870,844	4,889,132
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,971,700)	(2,391,278)

Net Realized and Unrealized Gain on Investments	8,899,144	2,497,854

Net Increase in Net Assets Resulting from Operations	$9,346,749	$3,191,820

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations:
Net Investment Income	$447,605	$804,277
Net Realized Gain on Investments	14,870,844	16,421,179
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,971,700)	13,122,868

Net Increase in Net Assets Resulting from Operations	9,346,749	30,348,324

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(743,386)	(849,158)
Investor Class Shares	(385)	(799)
Net Realized Gains:
Institutional Class Shares	(16,057,171)	(10,401,012)
Investor Class Shares	(24,632)	(12,425)

Total Dividends and Distributions	(16,825,574)	(11,263,394)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	6,390,872	9,537,810
Reinvestment of Distributions	16,586,106	11,106,141
Issued in Connection with In-Kind Transfer**	2,460,306	—
Redeemed	(20,914,593)	(28,484,845)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	4,522,691	(7,840,894)

Investor Class Shares
Issued	22,932	174,199
Reinvestment of Distributions	25,008	13,219
Redeemed	(124,453)	(101,136)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(76,513)	86,282

Net Increase (Decrease) in Net Assets from Share Transactions	4,446,178	(7,754,612)

Total Increase (Decrease) in Net Assets	(3,032,647)	11,330,318

Net Assets:
Beginning of Period	205,207,257	193,876,939

End of Period (including undistributed net investment income of $259,162 and $558,328, respectively)	$202,174,610	$205,207,257

**	See Note 10 in the Notes to Financial Statements.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations:
Net Investment Income	$693,966	$2,092,383
Net Realized Gain on Investments	4,889,132	2,745,592
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,391,278)	3,499,799

Net Increase in Net Assets Resulting from Operations	3,191,820	8,337,774

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(1,861,248)	(528,971)
Investor Class Shares	(631)	(1,331)
Net Realized Gains:
Institutional Class Shares	(3,004,201)	(2,945,784)
Investor Class Shares	(1,264)	(7,401)

Total Dividends and Distributions	(4,867,344)	(3,483,487)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	5,022,329	18,941,472
Reinvestment of Distributions	4,863,054	3,473,875
Redeemed	(20,000)	(1,926,604)

Net Increase in Net Assets from Institutional Class Share Transactions	9,865,383	20,488,743

Investor Class Shares
Issued	210,000	257,941
Reinvestment of Distributions	1,896	8,733
Redeemed	—	(271,193)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	211,896	(4,519)

Net Increase in Net Assets from Share Transactions	10,077,279	20,484,224

Total Increase in Net Assets	8,401,755	25,338,511

Net Assets:
Beginning of Period	94,051,769	68,713,258

End of Period (including undistributed net investment income of $417,001 and $1,584,914, respectively)	$102,453,524	$94,051,769

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amount designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Class Shares
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$14.49		$13.20	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.03		0.05	0.07		0.08	(0.00	)^
Net Realized and Unrealized Gain (Loss)	0.60		2.01	3.16		0.79	(0.77)

Total from Operations	0.63		2.06	3.23		0.87	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.05)		(0.06)	(0.11)		(0.01)	—	^
Net Realized Gains	(1.13)		(0.71)	(0.01)		—	—

Total Dividends and Distributions	(1.18)		(0.77)	(0.12)		(0.01)	—

Net Asset Value, End of Period	$13.94		$14.49	$13.20		$10.09	$9.23

Total Return†	4.48%		16.36%	32.33%		9.39%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$201,955		$204,895	$193,684		$142,034	$100,192
Ratio of Expenses to Average Net Assets(2)	0.85	%**	0.85%	0.94	%(3)	0.85%	0.85	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.88	%**	0.89%	1.00%		0.99%	1.28	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.44	%**	0.40%	0.58%		0.81%	(0.12	)%**
Portfolio Turnover Rate	41	%***	49%	71%		82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.01 per share.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.85%, 0.85%, 0.94%, 0.85%, and 0.85%, respectively.

(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.85%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Class Shares
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$14.58		$13.30	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.01		0.02	0.03		0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	0.62		2.01	3.19		0.82	(0.76)

Total from Operations	0.63		2.03	3.22		0.86	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.02)		(0.04)	—		0.00 (3)	—
Net Realized Gains	(1.13)		(0.71)	(0.01)		—	—

Total Dividends and Distributions	(1.15)		(0.75)	(0.01)		0.00 (3)	—

Net Asset Value, End of Period	$14.06		$14.58	$13.30		$10.09	$9.23

Total Return†	4.43%		15.98%	31.92%		9.38%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$219		$312	$193		$77	$256
Ratio of Expenses to Average Net Assets(2)	1.10	%**	1.10%	1.19	%(4)	1.09%	0.91	%**^
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.13	%**	1.14%	1.25%		1.23%	1.23	%**^
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15	%**	0.14%	0.24%		0.36%	(0.41	)%**^
Portfolio Turnover Rate***	41	%***	49%	71%		82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.10%, 1.10%, 1.19%, 1.09% and 0.91%, respectively.

(3)	Amount represents less than $0.01 per share.

(4)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 1.10%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Class Shares
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$10.88		$10.36	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.08		0.28	0.04
Net Realized and Unrealized Gain	0.29		0.77	0.32

Total from Operations	0.37		1.05	0.36

Dividends and Distributions from:
Net Investment Income	(0.21)		(0.08)	—
Net Realized Gains	(0.34)		(0.45)	—

Total Dividends and Distributions	(0.55)		(0.53)	—

Net Asset Value, End of Period	$10.70		$10.88	$10.36

Total Return†	3.39%		10.67%	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$102,206		$94,012	$68,686
Ratio of Expenses to Average Net Assets(2)	0.95	%**	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.03	%**	1.10%	1.30	%**
Ratio of Net Investment Income to Average Net Assets	1.42	%**	2.65%	1.65	%**
Portfolio Turnover Rate	72	%***	101%	29	%***

*	Commenced operations on July 26, 2013.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.95%, 0.95%, and 0.95%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Class Shares
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$10.89		$10.36	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	—		0.32	0.04
Net Realized and Unrealized Gain	0.37		0.74	0.32

Total from Operations	0.37		1.06	0.36

Dividends and Distributions from:
Net Investment Income	(0.17)		(0.08)	—
Net Realized Gains	(0.34)		(0.45)	—

Total Dividends and Distributions	(0.51)		(0.53)	—

Net Asset Value, End of Period	$10.75		$10.89	$10.36

Total Return†	3.39%		10.76%	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$248		$40	$27
Ratio of Expenses to Average Net Assets(2)	1.20	%**	1.04%	1.00	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.30	%**	1.21%	1.31	%**
Ratio of Net Investment Income to Average Net Assets	0.06	%**	3.14%	1.36	%**
Portfolio Turnover Rate	72	%***	101%	29	%***

*	Commenced operations on July 26, 2013.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.20%, 1.04% and 1.00%, respectively .

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Westfield Capital Dividend Growth Fund (the “Dividend Growth Fund”) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The investment objective of the Large Cap Growth Fund is long-term growth of capital by investing primarily (at least 80% of its net assets) in equity securities. The Large Cap Growth Fund is a diversified fund and focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The investment objective of the Dividend Growth Fund is long-term growth of capital by investing in equity securities from a variety of economic sectors with a history or prospect of paying stable or increasing dividends. The Dividend Growth Fund is a diversified fund. The Dividend Growth Fund commenced operations on July 26, 2013 as a result of a contribution in-kind from a limited partnership managed by the Adviser. On this date, the Dividend Growth Fund issued 6,505,383 shares and acquired securities tax-free at their then current value of $65,053,828, including unrealized appreciation of $11,352,297.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2015, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

During the six months ended April 30, 2015, there have been no significant changes to the Funds’ fair value methodologies.

The following is a summary of the inputs used as of April 30, 2015 in valuing the Westfield Capital Large Cap Growth Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$201,676,438	$—	$—	$201,676,438
Time Deposit	—	458,501	—	458,501

Total Investments in Securities	$201,676,438	$458,501	$—	$202,134,939

The following is a summary of the inputs used as of April 30, 2015 in valuing the Westfield Capital Dividend Growth Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$94,585,643	$—	$—	$94,585,643
Time Deposit	—	5,910,643	—	5,910,643

Total Investments in Securities	$94,585,643	$5,910,643	$—	$100,496,286

For the six months ended April 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. During the six months ended April 30, 2015, there were no Level 3 securities.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

With the exception of the accrued built-in gains tax associated with the in-kind transaction (described below), no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.

Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the three open tax year ends for the Large Cap Growth Fund and the two open tax year ends for the Dividend Growth Fund), on-going analysis of and changes to tax laws, regulations and interpretations thereof. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits.

Built-in Gains Tax from In-Kind Transaction — The Large Cap Growth Fund received a contribution of portfolio securities from a C-Corporation that included a net unrealized built-in gain. For income tax purposes, the Fund is required to track the net built-in gain and recognize an income tax liability when such gains are realized. As of April 30, 2015, the Fund does not have any material tax liability relating to the recognition of realized gain on certain securities contributed by the C-Corporation.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Classes —  Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the six months ended April 30, 2015, the Funds paid $123,397 and $58,852, respectively for these services.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the six months ended April 30, 2015, the Large Cap Growth Fund and Dividend Growth Fund incurred shareholder servicing fees of $335 and $70, respectively. These fees represent 0.25% and 0.25% of the net assets of the Large Cap Growth Fund and Dividend Growth Fund, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. During the six months ended April 30, 2015, the Large Cap Growth Fund and Dividend Growth Fund earned cash management credits of $5 and $4, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Citibank, N.A. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Large Cap Growth Fund at a fee calculated at an annual rate of 0.65% of the average daily net assets of the Large Cap Growth Fund on the first $1 billion, 0.60% of the average daily net assets of the Large Cap Growth Fund on the next $1 billion and 0.55% of the average daily net assets of the Large Cap Growth Fund for amounts in excess of $2 billion. The Adviser provides investment advisory services to the Dividend Growth Fund at a fee calculated at an annual rate of 0.75% of the Dividend Growth Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit total annual operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

0.85% of the average daily net assets of each class until February 28, 2016. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Large Cap Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2016. As of April 30, 2015, fees for the Large Cap Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived, to the Adviser were $130,245, $101,629 and $64,025, expiring in 2016, 2017 and 2018, respectively. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit total annual operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Dividend Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.95% of the average daily net assets of each class until February 28, 2016. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Dividend Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.95% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2016. As of April 30, 2015, fees for the Dividend Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived, to the Adviser were $122,461 and $93,503 expiring in 2017 and 2018, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

6. Share Transactions:

Large Cap Growth Fund	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Share Transactions:
Institutional Class Shares
Issued	464,594	699,747
Reinvested	1,202,124	867,566
Issued in Connection with In-Kind Transfers**	165,454	—
Redeemed	(1,489,104)	(2,093,713)

Net Increase (Decrease) in Institutional Class Shares	343,068	(526,400)

Investor Class Shares
Issued	1,614	12,960
Reinvested	1,800	1,025
Redeemed	(9,213)	(7,144)

Net Increase (Decrease) in Investor Class Shares	(5,799)	6,841

Dividend Growth Fund	Six Months Ended April 30, 2015 (Unaudited)	Period Ended October 31, 2014

Share Transactions:
Institutional Class Shares
Issued	458,685	1,849,934
Reinvested	449,177	348,581
Redeemed	(1,805)	(183,764)

Net Increase in Institutional Class Shares	906,057	2,014,751

Investor Class Shares
Issued	19,178	25,286
Reinvested	175	876
Redeemed	—	(25,111)

Net Increase in Investor Class Shares	19,353	1,051

**	See Note 10.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

7. Investment Transactions:

For the six months ended April 30, 2015, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales
Large Cap Growth Fund	$72,774,830	$67,737,584
Dividend Growth Fund	83,125,501	90,051,385

There were no purchases or sales of long-term U.S. Government securities for the six months ended April 30, 2015.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the years or periods ended October 31, 2014 and October 31, 2013 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Large Cap Growth Fund
2014	$3,179,221	$8,084,173	$11,263,394
2013	1,463,739	111,741	1,575,480
Dividend Growth Fund
2014	1,040,055	2,443,432	3,483,487

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings
Large Cap Growth Fund	$3,248,212	$13,386,621	$59,881,828	$76,516,661
Dividend Growth Fund	1,584,914	3,004,734	14,011,691	18,601,339

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

For Federal income tax purposes, the cost of securities owned at October 31, 2014, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which are temporary adjustments for Federal income tax purposes in the current period.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2015 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Growth Fund	$147,731,460	$55,379,866	$(976,387)	$54,403,479
Dividend Growth Fund	88,875,873	12,613,033	(992,620)	11,620,413

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

9. Other:

At April 30, 2015, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Large Cap Growth Fund, Institutional Class	2	36%
Large Cap Growth Fund, Investor Class	2	100%
Dividend Growth Fund, Institutional Class	2	43%
Dividend Growth Fund, Investor Class	2	100%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. In-Kind Transfer:

During the six months ended April 30, 2015, the Large Cap Growth Fund issued shares of beneficial interest in exchange for securities.

As a result of this contribution, the following shares were issued for assets valued at the following:

Date of Transfer	Shares Issued	Value of Investment Securities	Cash	Unrealized Appreciation
11/24/14	165,454	$2,460,306	$66,716	$17,188

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2014 to April 30, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,044.80	0.85%	$4.31
Investor Class	1,000.00	1,044.30	1.10	5.58

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.58	0.85%	$4.26
Investor Class	1,000.00	1,019.34	1.10	5.51

Dividend Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,033.90	0.95%	$4.79
Investor Class	1,000.00	1,033.90	1.20	6.05

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.08	0.95%	$4.76
Investor Class	1,000.00	1,018.85	1.20	6.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).

Westfield Capital Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WCM-SA-001-0400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: June 26, 2015

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: June 26, 2015